SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 10, 2006
Date of Report (date of earliest event reported):

TRITON DISTRIBUTION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-51046	84-1039067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

One Harbor Drive, Suite 300
Sausalito, California 94965
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 339-4600

Petramerica Oil, Inc.
(Former name or former address, if changed since last report)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants

On October 11, 2006, we formally terminated the engagement of Schumacher & Associates, Inc. (“Schumacher & Associates”) as our independent auditors. The decision to dismiss Schumacher & Associates was approved by our board of directors.

Schumacher & Associates audited our financial statements for our two fiscal years ended December 31, 2005. Schumacher & Associates’ reports on these financial statements were qualified as to uncertainty that the company would continue as a going concern. Other than the foregoing, Schumacher & Associates’ reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any other uncertainty, audit scope or accounting principles. During those two fiscal years and also during the subsequent period through the date of Schumacher & Associates’ replacement as indicated above:  (1) there were no disagreements between the Registrant and Schumacher & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) Schumacher & Associates provided no advice to the Registrant that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Schumacher & Associates which made it unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of Schumacher & Associates that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

On October 10, 2006, we formally appointed Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) as our new independent auditors. The decision to engage Moore Stephens was approved by our board of directors. Prior to engaging Moore Stephens, we did not consult with Moore Stephens regarding the application of accounting principles to a specified completed or contemplated transaction, or the type of opinion that might be rendered regarding our financial statements, nor did we consult Moore Stephens with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

Item 9.01	Financial Statements and Exhibits

The Company hereby files the following exhibits pursuant to requirements of Form 8-K:

Exhibit No.	Description of Exhibit

16.1	Letter from Schumacher & Associates, Inc. dated October 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2006

Triton Distribution Systems, Inc.

By:	/s/ Gregory Lykiardopoulos
Gregory Lykiardopoulos
Chief Executive Officer